UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 2, 2006

WILLBROS GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Republic of Panama

(State or Other Jurisdiction of Incorporation)

1-11953	98-0160660
(Commission File Number)	(IRS Employer Identification No.)

Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098, Panama, Republic of Panama

(Address of Principal Executive Offices) (Zip Code)

+50-7-213-0947

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 2, 2006, the stockholders of Willbros Group, Inc. (the “Company”) approved Amendment No. 5 to Willbros Group, Inc. 1996 Stock Plan (the “Amendment”). The Amendment (a) increases to 50 percent a sublimit under the 1996 Stock Plan that limits the number of shares of common stock of the Company that can be issued pursuant to awards of restricted stock or restricted stock rights under the 1996 Stock Plan, (b) provides that the exercise price of non-qualified stock options granted under the 1996 Stock Plan cannot be less than 100 percent of the fair market value of the common stock of the Company on the date of grant, and (c) prohibits effecting a “repricing” of underwater outstanding stock options or stock appreciation rights by providing that the exercise price of any stock options or grant price of any stock appreciation rights granted in substitution for outstanding awards may not be less than the applicable exercise price or grant price of the award to be surrendered in exchange for the substitute award.

A more detailed description of the Amendment and the 1996 Stock Plan is contained in the Company’s Proxy Statement on Schedule 14A for its 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on July 5, 2006 (the “2006 Proxy Statement”). The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

On August 2, 2006, the stockholders of the Company approved the Willbros Group, Inc. 2006 Director Restricted Stock Plan (the “2006 Director Stock Plan”). The 2006 Director Stock Plan generally provides for the automatic award of shares of restricted stock to non-employee directors (so-called “outside directors”) of the Company once each year. The 2006 Director Stock Plan replaces the Willbros Group, Inc. Director Stock Plan, which provided for the automatic grant of non-qualified stock options to outside directors.

Two types of restricted stock awards will be made under the 2006 Director Stock Plan. An initial award of shares of common stock of the Company will be made automatically to an outside director on the date the director is elected or appointed to the Board of Directors or otherwise becomes an outside director. An annual award of shares of common stock of the Company will be made automatically to each outside director on the second Monday in January of each year during the period of such director’s incumbency. In each case the number of shares represented by the award will equal $30,000 divided by the fair market value of a share of common stock of the Company on the day of the award (or the preceding business day if the day of the award is not a business day), rounded to the nearest number of whole shares.

The restricted stock awarded to an outside director is not transferable and is subject to risk of forfeiture until the vesting requirements for the stock are met. Shares of restricted stock awarded to an outside director will vest on the first anniversary of the date of the award. All unvested shares of restricted stock awarded to an outside director who is serving as a director of the Company at the time of his death, disability, termination of service as a director at the end of any full term to which he or she is elected, or at the time of a “change in control” of the Company, will become fully vested upon the occurrence of such event even if such event precedes the first anniversary of the award. A total of 50,000 shares of common stock of the Company are available for awards under the 2006 Director Stock Plan.

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A more detailed description of the terms of the 2006 Director Stock Plan is contained in the 2006 Proxy Statement. The 2006 Director Stock Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

The description of the Indemnification Agreement for John T. McNabb, II set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 3.03. Material Modification to Rights of Security Holders.

An amendment to the Company’s Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock, $.05 par value per share, from 35,000,000 to 70,000,000 was approved by the stockholders of the Company at the Company’s Annual Meeting held on August 2, 2006. A Certificate of Amendment to the Restated Articles of Incorporation is expected to be filed by the Company in the Public Registry Office of the Republic of Panama in the next several days.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) On August 3, 2006, the Board of Directors of the Company, upon the recommendation of the Nominating/Corporate Governance Committee of the Board of Directors, appointed John T. McNabb, II to serve as a Class II director of the Board of Directors, to fill the vacancy that existed in Class II, for a term expiring at the Annual Meeting of Stockholders of the Company in 2007 and until his successor is duly elected or chosen and qualifies, unless he sooner dies, resigns or is removed. Mr. McNabb is expected to be appointed by the Board of Directors to serve on the Audit Committee of the Board of Directors.

Also in conjunction with his appointment, on August 3, 2006, the Company entered into an Indemnification Agreement with Mr. McNabb, the form of which has been filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1, Registration No. 333-5413. The Indemnification Agreement provides indemnity to the director against liabilities incurred in the performance of his duties to the fullest extent permitted by law.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibits are filed herewith:

3.1	Certificate of Amendment to the Restated Articles of Incorporation of the Company (incorporated herein by reference to Exhibit B of the 2006 Proxy Statement).

10.1	Amendment Number 5 to Willbros Group, Inc. 1996 Stock Plan (incorporated herein by reference to Exhibit C of the 2006 Proxy Statement).

10.2	Willbros Group, Inc. 2006 Director Restricted Stock Plan (incorporated herein by reference to Exhibit D of the 2006 Proxy Statement).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.

Date: August 8, 2006	By:	/s/ Warren L. Williams
Warren L. Williams
Senior Vice President, Chief Financial
Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Articles of Incorporation of the Company (incorporated herein by reference to Exhibit B of the 2006 Proxy Statement).

10.1	Amendment Number 5 to Willbros Group, Inc. 1996 Stock Plan (incorporated herein by reference to Exhibit C of the 2006 Proxy Statement).

10.2	Willbros Group, Inc. 2006 Director Restricted Stock Plan (incorporated herein by reference to Exhibit D of the 2006 Proxy Statement).

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